UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                  Citibank (South Dakota), National Association
                                  on behalf of
                       Citibank Credit Card Master Trust I
          (Issuer in respect of the Citibank Credit Card Master Trust I
                     Credit Card Participation Certificates)
                                       and
                       Citibank Credit Card Issuance Trust
    (Issuer in respect of the Citiseries Class A, Class B and Class C Notes)

           (Exact name of each registrant as specified in its charter)

      United States of America                       46-0358360
    (State or other jurisdiction        (I.R.S. Employer Identification No.)
          of incorporation)

      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328,
      333-38803, 333-80743, 333-52984, 333-91326, 333-103013 and 333-121228
                            (Commission File Numbers)

         701 East 60th Street, North
          Sioux Falls, South Dakota                            57117
    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (605) 331-2626

  (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events.

         Due to an increase in bankruptcy filings prior to the October 17, 2005 effective date of new U.S. bankruptcy laws, net credit losses for the October and November monthly reporting periods for Citibank Credit Card Master Trust I are expected to increase.

         For the October due period for Group One of Citibank Credit Card Master Trust I, one-month excess spread and three-month excess spread on a moving average basis are expected to be approximately 2.24% and 3.74%, respectively. For the October due period for Group Two of the Master Trust (which consists solely of the collateral certificate issued to Citibank Credit Card Issuance Trust), one-month excess spread and three-month excess spread on a moving average basis are expected to be approximately 4.50% and 6.14%, respectively.

         Based on currently available information, we expect such increase in net credit losses to have no effect on the payment of principal of or interest on any outstanding asset-backed securities issued by Citibank Credit Card Master Trust I or Citibank Credit Card Issuance Trust.

                                      # # #

         Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on the current expectations of Citibank (South Dakota), National Association and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. In particular, forward-looking statements contained herein are based on certain estimates of yield, charge-offs (including bankruptcy charge-offs), interest rates, payment rates and other matters which cannot be predicted with certainty.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CITIBANK (SOUTH DAKOTA),
                     NATIONAL ASSOCIATION,
                         as Servicer of Citibank Credit Card Master Trust I and as Managing Beneficiary of
                            Citibank Credit Card Issuance Trust
                     (Registrant)


                     By:  /s/ Douglas C. Morrison
                          -----------------------------
                          Douglas C. Morrison
                          Vice President


Dated:  November 2, 2005


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